Taxes recoverable	12 Months Ended
Dec. 31, 2023
Taxes Recoverable
Taxes recoverable

10  Taxes recoverable

	2023	2022

Parent Company and subsidiaries in Brazil
Value-added tax on sales and services (ICMS)	604	410
ICMS - credits from PP&E	391	303
Social integration program (PIS) and social contribution on revenue (Cofins) (i)	353	560
PIS and Cofins - credits from PP&E	461	546
Other	81	243

Foreign subsidiaries
Value-added tax ("IVA")	832	580
Other	109	132
Total	2,831	2,774

Current assets	1,461	1,156
Non-current assets	1,370	1,618
Total	2,831	2,774

(i)	In August 2023, through Decree 11,668/2023, the Federal Government regulated the necessary conditions for the use of the Special Regime for the Chemical Industry (REIQ), applicable since January 1, 2023, as established in Federal Law 14,374/2022. For the year ended December 31, 2023, the Company, fully achieved all the conditions of said decree recognizing in net revenue the gain of R$ 297 of such tax credit.